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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): November 20, 1998



                       AMERICAN INDUSTRIAL PROPERTIES REIT
               (Exact Name of Registrant as Specified in Charter)


             TEXAS                      1-9016                 75-6335572
(State or Other Jurisdiction of    (Commission File         (I.R.S. Employer
 Incorporation or Organization)         Number)           Identification Number)



              6210 N. Beltline Road, Suite 170, Irving, Texas 75063
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (972) 756-6000



                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)






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ITEM 5.  OTHER EVENTS.

         On November 20, 1998, American Industrial Properties REIT, a Texas real estate investment trust (the "Trust"), issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference. The press release announced that the Trust's shareholders have approved the issuance of shares of the Trust pursuant to the Share Purchase Agreement, dated as of July 30, 1998, between the Trust and Developers Diversified Realty Corporation, an Ohio corporation ("DDR"), as amended by Amendment No. One to Share Purchase Agreement, dated as of September 14, 1998, and the Agreement and Plan of Merger, dated as of July 30, 1998, among the Trust, DDR and DDR Office Flex Corporation.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


(c)      EXHIBITS.

         99.1           Press Release dated November 20, 1998


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   AMERICAN INDUSTRIAL PROPERTIES REIT



                                   /s/ Marc A. Simpson
                                   ---------------------------------------------
                                       Marc A. Simpson
                                       Senior Vice President and Chief Financial
                                       Officer, Secretary and Treasurer

Dated: November 23, 1998


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                                  EXHIBIT LIST


         99.1     Press Release dated November 20, 1998